REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of May 21, 2003, by and between Galaxy Nutritional Foods, Inc., a Delaware corporation, with headquarters located at 2441 Viscount Road, Orlando, Florida 32809 (the "Company"), and Ruggieri Financial Pension Plan, with its principal address at 9922 Lake Louise Drive, Windermere, FL 34786 (the "Buyer").

                          PRELIMINARY STATEMENTS

     A. In connection with the Securities Purchase Agreement by and between the parties of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyer shares of the Company's common stock, par value $0.01 per share (the "Common Stock"); and

      B. To induce the Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

     1.   DEFINITIONS.

   a. As used in this Agreement, the following terms shall have the following meanings:

                (i) "Investor" means the Buyer and any transferee or assignee thereof who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

               (ii) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                (iii) "Registrable Securities" means the Securities (as defined in the Securities Purchase Agreement).

                (iv) "Registration Period" means the period commencing on the date on which the Registration Statement filed pursuant to this Agreement is declared effective by the SEC and expiring on the date that
(A) the Investor may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act, or (B) the Investor has sold all of the Registrable Securities.

               (v) "Registration Statement" means a registration statement of the Company under the 1933 Act.

           b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

     2.   REGISTRATION RIGHTS.

     a. Mandatory Registration. The Company shall prepare and file with the SEC a Registration Statement on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration) covering the resale of the Registrable Securities. The Registration Statement (and each amendment or supplement thereto) shall be provided to the Buyer and its counsel no later than five business days prior to its filing or other submission, and shall be subject to approval by Buyer and its counsel within such five business day period, such approval not to be unreasonably withheld. The Company will use its reasonable efforts to cause such Registration Statement to become effective as promptly as practicable but not later than 180 days after Closing, as defined in the Securities Purchase Agreement (the "Effective Date Deadline")). The Company shall notify the Investor in writing by facsimile transmission or email notice that such Registration Statement has been declared effective by the SEC promptly following the Company becoming aware of such declaration by the SEC.

            b. Registration Default. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2.a. is not declared effective by the SEC by the Effective Date Deadline, then the Company shall make the payments to the Investor as provided in the next sentence as liquidated damages and not as a penalty. The amount to be paid by the Company to the Investor shall be determined as of each Computation Date (as defined below), and such amount shall be equal to 2.5% (the "Liquidated Damage Rate") of the product of (i) the per share purchase price of the Securities under the Securities Purchase Agreement and (ii) the number of shares of Registrable Securities then held by the Investor, for the period from the Effective Date Deadline to the first Computation Date, and for each 30-day period of any subsequent Computation Dates thereafter, in each case calculated on a pro rata basis to the date on which the Registration Statement is declared effective by the SEC (the "Periodic Amount"). The full Periodic Amount shall be paid by the Company to the Investor by wire transfer of immediately available funds within three business days after each Computation Date or three business days after the date on which the Registration Statement is declared effective by the SEC, whichever occurs earlier.

     As used in this Section 2.b., "Computation Date" means the date which is 30 days after the Effective Date Deadline and, if the Registration Statement to be filed by the Company pursuant to Section 2(a) has not theretofore been declared effective by the SEC, each date which is 30 days after the previous Computation Date until such Registration Statement is so declared effective.

           c. Piggy-Back Registrations. If at any time prior to filing a Registration Statement under this Agreement, the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to the Investor who is entitled to registration rights under this Section 2 written notice of the intended filing of such Registration Statement and, if within twenty (20) days after receipt of such notice, the Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities the Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only a limited portion of the Registrable Securities with respect to which the Investor has requested inclusion hereunder, such portion to be determined as hereinafter provided; provided that no portion of the equity securities which the Company is offering for its own account shall be excluded; provided, further that the Company shall be entitled to exclude Registrable Securities to the extent necessary to avoid breaching obligations existing prior to the date hereof to other stockholders of the Company. Subject to the foregoing, the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities, and, after giving effect to the immediately preceding clause, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. The obligations of the Company under this Section 2 may be waived by the Investor. If an offering in connection with which the Investor is entitled to registration under this Section 2. is an underwritten offering, then if the Investor's Registrable Securities are included in such Registration Statement the Investor shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

     3.   OBLIGATIONS OF THE COMPANY.

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

    a. A Registration Statement filed pursuant to this Agreement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

    b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

          c. The Company shall furnish to the Investor if its Registrable Securities are included in the Registration Statement and its legal counsel
(i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration
Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor.

          d. As promptly as practicable after becoming aware of such event, the Company shall notify the Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the Investor as the Investor may reasonably request.

          e. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify the Investor if the Investor holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

     f. The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) the Company determines disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Investor and allow the Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          g. The Company shall use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be listed on the American Stock Exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.

          h. The Company shall cooperate with the Investor if it holds Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be offered pursuant to the
Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investor may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investor may request.

     4.   OBLIGATIONS OF THE INVESTOR.

     In connection with the registration of the Registrable Securities, the Investor shall have the following obligations:

  a. It shall be a condition precedent to the obligations of the Company to complete the registration of Registrable Securities pursuant to this Agreement that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Investor of the information the Company requires from the Investor if the Investor elects to have any of the Investor's Registrable Securities included in the Registration Statement.

          b. The Investor by the Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless the Investor has notified the Company in writing of the Investor's election to exclude all of the Investor's Registrable Securities from the Registration Statement.

  c. The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d) or 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(d) or 3(e) and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

          d. The Investor may not participate in any underwritten registration hereunder unless the Investor (i) agrees to sell the Investor's Registrable Securities on the basis provided in any underwriting arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements (provided that all such agreements and documents shall be in substantially the same form as those executed by the Company and the other selling stockholders participating in such distribution), and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

          e. The Investor shall give notice to the Company when it has sold all of the Registrable Securities.

     5.   EXPENSES OF REGISTRATION.

      All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, shall be borne by the Company. Notwithstanding the foregoing, the Investor shall be responsible for all expenses, fees and disbursements incurred by such Investor or on such Investor's behalf, including all fees and disbursements of counsel to the Investor.

     6.   INDEMNIFICATION.

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

      a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) the Investor who holds such Registrable Securities, and (ii) the directors, officers and each person who controls the Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), if any, (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) (collectively, "Claims") to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state a material fact therein required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in
Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investor or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable
Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

  b. In connection with any Registration Statement in which the Investor is participating, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement or to the extent such Claim is based upon any violation or alleged violation by the Investor of the 1933 Act, 1934 Act or any other law; and the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

          c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

  d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7.   CONTRIBUTION.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.   REPORTS UNDER THE 1934 ACT.

     With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

          a. make and keep public information available, as those terms are understood and defined in Rule 144;

  b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

      c. furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

     9.   ASSIGNMENT OF REGISTRATION RIGHTS.

     The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company promptly after such assignment, (ii) the Company is, promptly after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and
(v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, and applicable law, including federal and state securities laws.

     10.  AMENDMENT OF REGISTRATION RIGHTS.

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Investor and the Company.

     11.  MISCELLANEOUS.

   a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

   b. Any notices required or permitted to be given under the terms of this Agreement shall be sent by registered or certified mail, return receipt requested, or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party. The addresses for such communications shall be as set forth in the Securities Purchase Agreement or, in respect of any party, at such other address of which such party shall notify the other parties in writing.

      c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

      d. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     e. This Agreement and the Securities Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

   f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

   g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          h. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                   [SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                              "Company"

                              GALAXY NUTRITIONAL FOODS, INC.



                              By:  /s/ Christopher J. New
                                   ----------------------
                                   Christopher J. New
                                   Chief Executive Officer


                              "Buyer"

                              RUGGIERI FINANCIAL PENSION PLAN


                              By:  /s/ John Ruggieri
                                   -----------------
                                   John Ruggieri
                                   Administrator